UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

eFunds Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Filed by eFunds Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: eFunds Corporation
Commission File No.: 1-31951
THIS FILING CONSISTS OF DOCUMENT MADE AVAILABLE TO EMPLOYEES OF eFUNDS CORPORATION ON THE COMPANY’S INTRANET AND MATERIALS SENT TO SOME OF THE COMPANY’S CUSTOMERS.
Employee Communication
The following announcement is from Paul Walsh, Chairman and CEO.
Dear Associates,
As announced on June 27, Fidelity National Information Services (NYSE : FIS) and EFD have entered into a definitive agreement whereby FIS will acquire EFD. This is the next step in the process that was announced to all associates and investors on May 9 of this year.
FIS and EFD are a natural fit as we serve the same customers with, in many cases, complementary products and services. The fundamental premise of this transaction is that, together, we will create more value and offer more benefits to our customers. This in turn can produce new and exciting opportunities for associates.
The specifics of how our organizations will work together are unknown at this time. Leaders from both companies are only now able to begin a process to determine what will create the best value for our customers and shareholders. Until regulatory approvals and closing, however, the two companies will continue to operate as independent and separate businesses.
As more specifics become known, they will be shared with EFD associates. Associates can expect to receive additional communications in the near future along with an FAQ document answering many of your questions.
For now, it is of the utmost importance that we all continue to serve our customers and win new prospects, maintaining our dedication to reach stated goals and objectives for this year. While change can be unsettling, it can also offer considerable opportunity. The great work each of you has contributed to EFD has resulted in solid value for our shareholders and now, new value and capabilities for our customers.
Thank you each for all you do everyday and your commitment to serve our customers.
Paul
IMPORTANT NOTICE:
eFunds will file a proxy statement with the U.S. Securities and Exchange Commission (or the SEC) in connection with the merger. Stockholders are strongly advised to read the document when it becomes available because it will contain important information about the proposed merger. Stockholders would be able to obtain a free copy of the proxy statement as well as other filings containing information about the Company and the merger, if and when available, without charge, at the SEC’s Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about the Company and the merger may be obtained, if and when available, without charge, by directing a request to eFunds Corporation, Attention: Investor Relations, 4900 N. Scottsdale Road, Ste. 1000, Scottsdale, Arizona 85251 or by phone at (480) 629-7700, or on the Company’s Internet site at www.eFunds.com.
Participants in Solicitation
The Company and its executive officers and directors and other members of management and employees are potential participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed merger.
Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2007 annual meeting of stockholders, filed with the SEC on April 20, 2007. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC in connection with the proposed merger.
Forward-Looking Statements
This letter contains forward-looking statements as defined by the federal securities laws which are based on our current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the merger. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Customer Communication
Dear Valued Customer,
On May 9, we announced that EFD | eFunds Corporation has been approached by various parties to explore possible strategic alternatives and that our Board had determined to undertake a review of the Company’s strategic options, including possible business combinations. At the time, we said that we were very hopeful that this process would enable us to deliver enhanced solutions and service offerings to our customers.
I believe that our hopes were well founded. Fidelity National Information Services (NYSE: FIS) and EFD have announced that we have entered into a definitive agreement whereby FIS will acquire EFD.
FIS and EFD are a natural fit. We serve the same customers with, in many cases, complementary products and services. The fundamental premise of this transaction is that, together, we will create more value and offer more benefits to our customers than either of us can alone.
The specifics of how our organizations will work together are unknown at this time. Leaders from both organizations are only now able to begin a process to determine what will create the best value for our customers. We will keep you informed as more is known and how we will serve you in the future. Until regulatory approvals and closing, however, the two companies will continue to operate as independent and separate businesses.
Please know that EFD will continue to deliver all products and services to our customers without delay or interruption. All customer contracts will remain unaffected. No change has been made to the sales representative or account manager staffing and you may continue to contact your regular EFD sales representative or account manager. As always, EFD remains committed to providing excellent customer service.
We look forward to working with you as we proceed with the next phase of this transaction. Thank you for your business and support of EFD over the years. I truly believe that this development will serve all of our customers well and provide new opportunities to meet your needs.
Paul F. Walsh
Chairman and Chief Executive Officer
IMPORTANT NOTICE:
eFunds will file a proxy statement with the U.S. Securities and Exchange Commission (or the SEC) in connection with the merger. Stockholders are strongly advised to read the document when it becomes available because it will contain important information about the proposed merger. Stockholders would be able to obtain a free copy of the proxy statement as well as other filings containing information about the Company and the merger, if and when available, without charge, at the SEC’s Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about the Company and the merger may be obtained, if and when available, without charge, by directing a request to eFunds Corporation, Attention: Investor Relations, 4900 N. Scottsdale Road, Ste. 1000, Scottsdale, Arizona 85251 or by phone at (480) 629-7700, or on the Company’s Internet site at www.eFunds.com.
Participants in Solicitation
The Company and its executive officers and directors and other members of management and employees are potential participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed merger.
Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2007 annual meeting of stockholders, filed with the SEC on April 20, 2007. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC in connection with the proposed merger.
Forward-Looking Statements
This letter contains forward-looking statements as defined by the federal securities laws which are based on our current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the merger. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

IMPORTANT NOTICE:
eFunds will file a proxy statement with the U.S. Securities and Exchange Commission (or the SEC) in connection with the merger. Stockholders are strongly advised to read the document when it becomes available because it will contain important information about the proposed merger. Stockholders would be able to obtain a free copy of the proxy statement as well as other filings containing information about the Company and the merger, if and when available, without charge, at the SEC’s Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about the Company and the merger may be obtained, if and when available, without charge, by directing a request to eFunds Corporation, Attention: Investor Relations, 4900 N. Scottsdale Road, Ste. 1000, Scottsdale, Arizona 85251 or by phone at (480) 629-7700, or on the Company’s Internet site at www.eFunds.com.
Participants in Solicitation
The Company and its executive officers and directors and other members of management and employees are potential participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed merger.
Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2007 annual meeting of stockholders, filed with the SEC on April 20, 2007. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC in connection with the proposed merger.
Forward-Looking Statements
This letter contains forward-looking statements as defined by the federal securities laws which are based on our current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the merger. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.
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